                                 EXHIBIT A

                                GANTOS, INC.
                      1266 EAST MAIN STREET, 5TH FLOOR
                        STAMFORD, CONNECTICUT  06902


                               October 2, 1998


Ms. Vicki Boudreaux
18 Pinecrest Road
Enfield, Connecticut  06082

Dear Vicki:

     We have entered into a letter agreement, dated September 3, 1996 (the "Agreement"), with respect to your employment with Gantos, Inc. ("Gantos"). In connection with your continued employment by Gantos, you and Gantos desire to extend the severance provisions of the Agreement by two years. This letter (the "Amendment") states our agreement with respect to the changes to the Agreement and is entered into in exchange for good and valuable consideration, the receipt and adequacy of which are acknowledged by both of us.

     1. SEVERANCE. The Agreement is amended by substituting the following for the first and second to last sentences of Paragraph 5 of the Agreement:

     "You will receive six (6) months separation pay as your exclusive severance benefits in the event that your employment is terminated without cause (and other than pursuant to your death or disability) on or before September 16, 2000."

     "Payment on account of death or disability or for termination without cause after September 16, 2000 will be in accordance with the Company's policies concerning these areas."

     2. NO OTHER CHANGE. Except as modified by this Amendment, the Agreement shall continue in full force according to its terms and is ratified.

Ms. Vicki Boudreaux
October 2, 1998
Page 2

     3. COUNTERPARTS. This Amendment may be signed in counterparts, both of which together will be deemed an original of this Amendment. This Amendment will also be effective if evidenced by signed copies transmitted by telecopier or facsimile transmission.

     If this letter correctly expresses our mutual understanding, please sign and date the enclosed copy and return it to us.


                                   Very truly yours,

                                   GANTOS, INC.


                                   By:
                                        ------------------------------------

                                        Its:
                                            --------------------------------

The terms of this agreement
are accepted and agreed to
on ____________________:



Vicki Boudreaux